SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made this 26th day of October, 2011, by and between VACCINOGEN, INC., a Maryland corporation whose address is 5300 Westview Drive, Suite 406, Frederick, Maryland 21703 (“Debtor”), and THE ABELL FOUNDATION, INC., a Maryland corporation whose address is 111 South Calvert Street, Suite 2300, Baltimore, Maryland 21202 (“Secured Party”). In consideration of credit extended by Secured Party to Debtor, Debtor and Secured Party agree as follows:

1.          Defined Terms. All of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code, as amended from time to time, unless and to the extent varied by this Agreement. The use of the singular herein may also refer to the plural and vice versa, and use of the neuter or any gender shall be applicable to any other gender or to the neuter. As used herein, the following terms shall have the following meanings:

“Collateral” shall mean the property described on Schedule A attached hereto and incorporated herein and all the proceeds thereof, including any cash or other property to which Debtor shall become entitled for any reason whatsoever in respect of, as an addition to, in substitution for or in exchange for any of such property, including, without limitation, any interest, dividends, distributions, settlements or exchanges of any kind in respect of such property, whether in the ordinary course of business or, if applicable, in connection with any merger, consolidation, reorganization, recapitalization, reclassification, stock split, liquidation or increase or reduction of capital in respect of any issuer of any of the Collateral; provided, however, that the term “Collateral” shall not include (a) any rights or interest of Debtor under any contract, lease, permit, license, instrument or other agreement entered into by Debtor if under the terms of such contract, lease, permit, license, instrument or agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, instrument or agreement has not been obtained, but only, in each case, to the extent and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or other applicable law, or (b) any of the “Collateral” as defined in that certain New Security Agreement made as of October 31, 2007 by and between (i) Intracel Holdings Corporation (predecessor in interest to Debtor) and (ii) Organon BioSciences International B.V. and Organon Teknika Corporation, to the extent and for so long as the prohibition against the granting of a security interest in such Collateral contained in such New Security Agreement remains in effect.

“Documents” shall mean, individually and collectively, all promissory notes, security agreements and other documents and instruments, whether now existing or hereafter executed, and evidencing, securing or otherwise relating to any of the Obligations.

“Event of Default” shall have the meaning given to such term in the Note.

“Note” shall mean that certain Promissory Note of even date herewith made by Debtor to the order of Secured Party, as may from time to time hereafter be amended, modified, restated, extended, renewed or replaced.

“Obligations” shall mean all present and future debts, liabilities and obligations of Debtor to Secured Party hereunder and all other present and future debts, liabilities and obligations of Debtor to Secured Party of every kind and description, matured or unmatured, under or in connection with the Note.

2.          Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the Collateral and in the proceeds thereof in order to secure the due payment and performance of the Obligations. Contemporaneously herewith, and at such other times hereafter as may be required by Secured Party, Debtor shall execute and deliver to Secured Party (in blank if required by Secured Party) such assignments, control agreements, notices, transfer instruments, stock powers, sight drafts, withdrawal forms or other instruments as may be required by Secured Party to further evidence or perfect the security interest of Secured Party in, or otherwise relating to any of, the Collateral. Without limitation of the foregoing and to the maximum extent permitted by applicable law, Debtor specifically authorizes Secured Party to file such financing statements and amendments thereof from time to time as Secured Party may deem necessary or advisable to assure to Secured Party the rights and remedies intended to be conveyed by this Agreement.

3.          Representations and Warranties. Debtor represents, warrants and covenants that (a) Debtor is the absolute sole owner of the Collateral and the Collateral is and shall remain, so long as any of the Obligations remain unpaid, free and clear of all liens, security interests, encumbrances and claims of every kind excepting only security interests of Secured Party and other Permitted Encumbrances (as defined in the Note and Warrant Purchase Agreement), (b) Debtor is a “registered organization” as defined in Section 9-102 of the Uniform Commercial Code “organized solely” under the law of the State of Maryland within the meaning of Section 9-102(a)(70) of the Uniform Commercial Code, (c) the location of the Debtor for purposes of Section 9-307 of the Uniform Commercial Code is and shall remain the State of Maryland, and (d) Debtor’s organizational identification number for purposes of Section 9-516 of the Uniform Commercial Code is D13848726.

4.          Delivery of Collateral If Debtor shall at any time become entitled to receive or shall receive any cash, certificates, passbooks, options or rights, or any other property of any kind in respect of, in evidence of, as an addition to, in substitution for or in exchange for any of the Collateral, Debtor agrees to accept the same as Secured Party’s agent and to deliver the same promptly to Secured Party in the exact form received, together with such assignments, control agreements, notices, transfer instruments, stock powers, sight drafts, withdrawal forms or other instruments relating thereto as may be required by Secured Party, duly executed by Debtor (in blank if required by Secured Party), to be held by Secured Party, subject to the terms hereof, as part of the Collateral and as further security for the Obligations.

5.          Additional Rights of Secured Party. Any or all of the Collateral may at anytime, at the option of Secured Party, be registered in the name of Secured Party or its nominee. In the event that any of the Collateral shall mature or otherwise become payable, Secured Party may, in the place and stead of Debtor, cause the same to be renewed, rolled over or reinvested in such manner and upon such terms and conditions as Secured Party may determine. At any time after the occurrence and during the continuance of an Event of Default, if applicable with respect to any of the Collateral, Secured Party may, without notice, exercise (a) all voting, corporate and other rights at any meeting of the shareholders or other members of the issuer of the Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization, reclassification, stock split, liquidation or other readjustment in respect of any issuer of any of the Collateral, and (b) all rights with respect to the liquidation, transfer and withdrawal of any Collateral in any securities account or other account.

6.          Additional Debtor Covenants. Debtor covenants and agrees: (a) to maintain the Collateral in good condition and repair (except for wear and tear in the ordinary course of business) and to keep insured all of the Collateral against such risks and in such amounts as are customarily insured against by corporations in similar circumstances, (b) to promptly pay and discharge all taxes, assessments and charges of every kind (other than those taxes, assessments and charges being contested in good faith by appropriate proceedings and for which adequate reserves are maintained) which may be imposed upon or represent a lien or charge against any of the Collateral, and (c) that Debtor will not, without the prior written consent of Secured Party (i) change its name, or (ii) sell, assign, transfer, convey, license or lease any interest in any of the Collateral (or permit any of the foregoing to occur).

7.          Default Remedies. Upon and after the occurrence and during the continuance of an Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the other Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Secured Party under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently: (a) enforce the security interests granted to Secured Party hereunder by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise, and (b) institute any proceeding or proceedings to enforce the Obligations and any security interests of Secured Party. Such sales or dispositions may be made for cash, upon credit or for future delivery. Secured Party may also resell all or any part of the Collateral. In no event shall Debtor be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until cash payment thereon has actually been received by Secured Party and Secured Party shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty, Debtor hereby acknowledging that the risk of such forfeiture, premium or penalty is inherent in granting a security interest in the Collateral to Secured Party. Without limitation of the foregoing, Secured Party (x) shall comply with applicable state or federal law requirements in connection with the disposition of the Collateral, and (y) may sell the Collateral without giving any warranties with respect thereto (Secured Party being specifically permitted to disclaim any warranties of title and the like in connection therewith), and such compliance or sale without warranties will not be considered to adversely affect the commercial reasonableness of any sale of Collateral.

8.          Disposition of Collateral. Secured Party shall give Debtor at least ten (10) calendar days prior written notice of the liquidation of any of the Collateral, of the time and place of any public disposition of any of the Collateral, or of the time after which any of the Collateral may be disposed of privately, which notice Debtor agrees is commercially reasonable. In the case of all liquidations, sales or other dispositions of the Collateral, public or private, Debtor shall pay all out-of-pocket costs and expenses of every kind paid or incurred by Secured Party relating to such liquidations, sales or other dispositions of the Collateral, including reasonable and documented broker’s and attorney’s fees, and the proceeds of any liquidations, sales or other dispositions of the Collateral may be applied against such costs, expenses and fees. Secured Party may be the purchaser of any or all of the Collateral at any such sales or dispositions and thereafter hold the same in its own right free of any interests or claims of Debtor. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, as applicable, (a) Secured Party shall be entitled to exercise, without prior notice to Debtor, those rights provided under Section 9-607(a)(4) of the Uniform Commercial Code, and (b) Secured Party shall not be required to provide prior notice of disposition to the extent such notice is not required under Section 9-611(d) of the Uniform Commercial Code. In connection with any liquidation, sale or other disposition of any of the Collateral pursuant to this Agreement, Secured Party shall have the right in the name, place and stead of Debtor, to execute all necessary assignments or other instruments of conveyance or transfer with respect to the Collateral.

9.          Further Assurances. Debtor shall promptly execute, acknowledge and deliver to Secured Party, and do, all such additional and further acts, things, assurances, instruments, documents (including financing statements), acts and things as Secured Party may reasonably request from time to time to vest in and assure to Secured Party, or to protect and preserve, the Collateral, Secured Party’s security interest therein, perfection of Secured Party’s security interest and/or Secured Party’s rights and remedies hereunder. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact for the purpose of executing, acknowledging and delivering any such documents and doing such further acts and things to the extent Debtor fails or refuses to do so following any required notice.

10.          Termination of Security Interests; Release of Collateral. Upon the payment in full in cash of the Obligations, the Collateral shall be released from all liens, security interests and encumbrances created hereby, and this Agreement, and all obligations of Debtor hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Debtor. At the request and sole expense of Debtor following any such termination, Secured Party shall promptly: (a) deliver to Debtor any Collateral held by Secured Party hereunder; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

11.          Miscellaneous.

(a)          Debtor agrees that Secured Party may, but shall not be required to, pay or satisfy any taxes, charges, assessments, security interests or liens of any kind with respect to or encumbering any of the Collateral, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. All payments, charges, costs and expenses (including reasonable and documented attorney’s fees) made or incurred by Secured Party in exercising any of its rights, powers or remedies under this Agreement or applicable law shall be secured hereby and paid by Debtor to Secured Party on written demand.

(b)          Beyond the exercise of reasonable care to assure the safe custody of any of the Collateral while in the possession of Secured Party, Secured Party shall have no duty or liability to collect any cash or other property due in respect thereof or to protect or preserve any rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering same to Debtor.

(c)          No failure or delay on the part of Secured Party in exercising any right, power or remedy hereunder, under any of the Documents or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or by any of the Documents.

(d)          The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remainder of such clause or provision nor any other clause or provision of this Agreement.

(e)          This Agreement shall inure to the benefit of Secured Party, its successors and assigns, and shall be binding upon Debtor and Debtor’s successors and assigns.

(f)          The construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of Maryland. References herein to the Maryland Uniform Commercial Code shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of Maryland.

(g)          Any notice or other communication in connection with this Agreement shall be sent by registered mail or by telecopy. If sent by registered mail, such notice shall be deemed to have been given when received by the party to whom directed, provided that any such notice or communication shall be addressed to a party hereto at the address given for such party on the first page hereof (or at such other address as such party shall specify in writing to the other parties hereto). Notwithstanding the foregoing, if delivery of any notice by registered mail is refused by the party to whom it has been directed, such notice may be sent by regular mail, and shall be deemed given when deposited in the mail, postage prepaid, at the address given for such party on the first page hereof (or at such other address as such party shall specify in writing to the other parties hereto). If sent by telecopy, a notice shall be deemed to have been given when the telecopy is transmitted to the following telecopier numbers and an electronic confirmation of receipt is received (or if transmission is not made during normal business hours on a business day, the first business day thereafter): (a) if to Secured Party, to 410/539-6579, and (b) if to Debtor, to 301/631-2970.

(h)          This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

(i)          The headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Security Agreement under seal as of the date first above written.

DEBTOR:

WITNESS/ATTEST:	VACCINOGEN, INC.

	By:	/s/ Michael L. Kranda	(SEAL)
Michael L. Kranda
Chief Executive Officer

SECURED PARTY:

THE ABELL FOUNDATION, INC.

[ILLEGIBLE]	By:	/s/ Robert C. Embry, Jr.	(SEAL)
Robert C. Embry, Jr.
President

SCHEDULE A

Collateral

The Collateral consists of the following assets and properties now owned or at any time hereafter acquired by Debtor or in which Debtor now has or at any time hereafter may acquire any right, title or interest:

•      all Accounts

•      all Chattel Paper;

•      all Deposit Accounts;

•      all Documents;

•      all Equipment;

•      all General Intangibles;

•      all Instruments;

•      all Inventory;

•      all Investment Property;

•      all Letter-of-Credit Rights;

•      all Supporting Obligations;

•      all books and records pertaining to the Collateral; and

•      to the extent not otherwise included, all Proceeds and products of any and all of the oregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Each capitalized term used in this Schedule A but not otherwise defined in the foregoing Security Agreement, and which is defined in the Maryland Uniform Commercial Code, shall have the meaning specified in the Maryland Uniform Commercial Code.

-7-